Exhibit 99.3

Fourth Quarter and Full Year 2002 Financial Results January 22, 2003

4Q02 Trading revenue rebound Lower commercial credit costs Expenses up: incentives & severance Full year 2002 Retail and operating services perform well Weakness in securities business, lending and private equity Fundamental progress - - better operating margin, maintaining leadership positions Large nonrecurring charges - - merger & litigation Operating Results

4Q02 Reported Net Income ($0.20) $0.80 Non Operating Charges Merger & Relocation 0.13 0.43 Surety settlement & litigation 0.43 0.43 Operating Earnings $0.36 $1.66 O(U) Prior year $0.19 ($0.19) FY02 4Q and Full Year EPS ($ per share)

4Q Operating Results ($ in billions) 4Q02 3Q02 4Q01 Revenues $7.9 9% 15% Expenses 5.5 18% 15% Credit Costs 1.4 (38%) (22%) Earnings $0.7 125% 105% ROE 7% 3% 3% O/(U)

4Q Operating Expenses Op Expense Severance & related costs 1Q02 4.997 0.106 2Q02 4.803 0.162 3Q02 4.499 0.122 4Q02 4.987 0.48 $5.1 $5.0 $4.6 $5.5 Severance and related costs, 70% in Investment Banking $500mm or $0.16 a share for 4Q $890mm or $0.29 for full year $250mm or $0.08 a share in 2003 Incentives vary with Investment Bank revenues and credit costs ($ in billions)

Investment Bank $390 $880 Chase Financial Svcs 50 (330) JPMorgan Partners (10) 290 All Other (2) 40 (220) Total ex. Severance & related costs $470 $620 Severance & related costs 378 4Q Large Operating Variances Variances $O/(U) 3Q02 Revenue Expense(1) ($ in millions, rounded) (1)Excludes severance & related costs in operating expenses (2) All Other includes TSS, IMPB, Support units and Corporate segments

4Q Operating Results by Business

($ in millions)



Chase Financial Services
$324
$797
$500
4Q01
3Q02
4Q02
ROE 14% 30% 19%



Investment Bank
$382
($250)
$361
$588
4Q01
3Q02
4Q02
Ex Severance
ROE 8% NM 8% 12%



Treasury & Securities Services
$150
$214
$140
4Q01
3Q02
4Q02
ROE 21% 28% 19%



Investment Mgmt & Private Banking
$103
$99
$43
4Q01
3Q02
4Q02
ROE 7% 6% 3%

	4Q01	3Q02	4Q02
JPMP Gains/Losses	($398)	($299)	($53)

7

JPMorganChase

Commercial & Residual $0.6 ($0.8) $2.8 $1.3 Consumer 0.8 0.0 3.0 0.3 Total Credit Costs $1.4 ($0.8) $5.8 $1.6 Loan Loss Reserve $5.4 $0.1 $0.8 Nonperforming Loans 4.2 0.1 1.7 4Q02 FY02 Credit Costs ($ in billions) $O(U) 3Q02 Credit costs related to telecom portfolio were $1.2bn in FY02 Credit Card charge-off ratio of 5.7% and 5.9% in 4Q and FY02 respectively $O(U) FY01

Telecom -- exposures down from restructurings Merchant energy -- increase in nonperformers Airlines -- actively reduced & collateralized exposures Industry View

12/31/2001 9/30/2002 12/31/2002 Contingents 262 259 255 Commercial Loans 105 97 92 MTM 71 88 83 438 444 430 Risk Migration Trends - Commercial Exposure ($ in billions) Total Criticized Exposures* 12/31/2001 9/30/2002 12/31/2002 All Other 9.8 8.6 8.4 Emerging Markets 1.2 1.2 Cable 0.141 2.1 2.2 Telecom & Related 2.142 3.2 2.3 Credit Exposure All Other Emerging Mkts Telecom Cable Merchant Energy & related *Criticized: JPMorgan Chase's internal risk assessment which generally represents a risk profile similar to that of a CCC+/Caa1 or below rating as defined by independent rating agencies, such as Standard & Poor's or Moody's. Excludes Enron-related Surety and L/C claims

Revenue $31.1 2% Expenses 20.2 (2%) (6%) Operating Margin $10.9 10% 19% Credit Costs 5.8 36% Earnings $3.4 (11%) Full Year Operating Results ($ in billions) FY02 %O/(U) FY01 %O/(U) FY01 Ex.Severance & related Costs ROE 8% 9%

Full Year Operating Results by Business 2000 2001 2002 RMFFS 1638 1538 2490 ROE 19% 17% 24% 2000 2001 2002 JPMP Gains/Losses $997 ($1,183) ($733) ($ in millions) 2000 2001 2002 TSS 671 632 677 ROE 23% 21% 23% 2000 2001 2002 IMPB 711 479 384 ROE 11% 8% 6% 2000 2001 2002 IB 3586 2918 1365 ROE 18% 15% 7% Note: FY2000 numbers are pro-forma Flemings

Chase Financial Services Key Drivers ROE 24% 17% Adjusted ROE 20% Adjusted Overhead Ratio 50% Operating Earnings FY02 %O/(U) FY01 ($ in billions) Consumer Credit $1.8 80% Regional Bkg & Middle Mkt. 0.8 (1%) Total* $2.5 62% Total Adjusted for MSR Hedge Gains* $2.1 37% *Total includes Other Chase Financial Services

ROE 7% 15% Overhead 64% 60% Investment Bank Results ($ in billions, operating basis) Revenue $12.4 (15%) Total Expense 8.0 (9%) Credit Costs 2.4 108% Earnings 1.4 (53%) FY02 FY01 %O(U) Weak revenues, high credit and severance Expenses excluding severance down 16%, overhead at 60% residual severance related costs in '03

Rank Global Syndicated Loans 1 23% U.S. Investment Grade Bonds 2 16% Global High Yield Corp Debt 3 11% Global Announced M&A 5 15% U.S. Equity and Equity Related 6 6% Investment Bank League Table Summary %Share Source: Thomson Financial Full Year 2002

JPMP Private Equity Gains/Losses FY02 FY01 FY00 MTM ($0.2) ($0.5) ($1.1) Writedowns/Write-offs (1.1) (1.7) (0.3) Realized Gains 0.6 1.0 2.4 Total Private Equity Gains/Losses ($0.7) ($1.2) $1.0 ($ in billions)

Tier 1 Ratio 12/31/2001 0.083 9/30/2002 0.086 12/31/2002 0.082 Assets $694 $742 $759 RWA $455 $443 $458 Total Capital ($ in billions) *estimated * Surety settlement & litigation (20bp) Regulatory changes Capital for securitizations effective 12/02 New FASB on SPE effective 7/03 No change for ratings or internal economic capital Tier 1 Capital Ratio

Revenue environment Capital markets - no turnaround, lower loss at JPMP Rates within range, lower mortgage origination & hedging gains Credit Costs Commercial credit remains high but declines from 2002 Consumer increases driven by volumes Operating expenses slightly higher despite Investment Bank savings 2003 Assumptions

2003 Operating Expense Drivers Options & performance stock, pension, & occupancy costs Retail & TSS growth Consolidation of Retirement Plan Services from American Century - - in negotiation Investment Bank Savings Lower severance and related costs Technology outsourcing to IBM Increases Decreases

Difficult operating environment Continued focus on risk management, expenses, capital Today's cyclical impacts - Future leverage points Credit Capital markets activity JPMorgan Partners Improved operating margin Strong franchise -- determined to win Summary

This presentation contains statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase's management and are subject to significant risks and uncertainties. These risks and uncertainties could cause our results to differ materially from those set forth in such forward looking statements. Such risks and uncertainties are described in our Quarterly Reports on Form 10-Q for the quarters ended September 30, 2002 , June 30, 2002 and March 31, 2002 and in the 2001 Annual Report on Form 10-K, each filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's internet site (http://www.sec.gov), to which reference is hereby made.